                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 Susan A. Buffum
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of September, 2009.


           /s/ Susan A. Buffum
----------------------------------------
               Susan A. Buffum

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
          Chairman of the Board, President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2009.


         /s/ Michael K. Farrell
----------------------------------------
             Michael K. Farrell

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Elizabeth M. Forget
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2009.


         /s/ Elizabeth M. Forget
----------------------------------------
             Elizabeth M. Forget

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                  George Foulke
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2009.


            /s/ George Foulke
----------------------------------------
                George Foulke

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 Jay S. Kaduson
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2009.


           /s/ Jay S. Kaduson
----------------------------------------
               Jay S. Kaduson

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                              Bennett D. Kleinberg
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Bennett D. Kleinberg, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2009.


        /s/ Bennett D. Kleinberg
----------------------------------------
            Bennett D. Kleinberg

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                               Richard C. Pearson
        Director, Vice President, Associate General Counsel and Secretary

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Director, Vice President, Associate General Counsel and Secretary of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2009.


         /s/ Richard C. Pearson
----------------------------------------
             Richard C. Pearson

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Paul A. Sylvester
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2009.


          /s/ Paul A. Sylvester
----------------------------------------
              Paul A. Sylvester

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                Jeffrey A. Tupper
                      Director and Assistant Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of September, 2009.


          /s/ Jeffrey A. Tupper
----------------------------------------
              Jeffrey A. Tupper

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                Power of Attorney

                                 James J. Reilly
                            Vice President - Finance

     KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President - Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443 and Variable Annuity File No. 333-_____),

     . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333-________),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 2009.


           /s/ James J. Reilly
----------------------------------------
               James J. Reilly